Exhibit 10.67

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.: 130339

AMD_00083357.0

AMENDMENT

Date of Amendment: November 6, 2012

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (f/k/a Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”), as previously amended. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Indexes:
•	MSCI ACWI ex USA IMI Index
•	MSCI EAFE IMI Index
•	MSCI EM IMI Index

The above Indexes shall be collectively referred to hereunder as the “Indexes for iShares Core ETFs.”

2.	Licensee may use the Indexes for iShares Core ETFs and associated Marks solely with respect to the following Funds:
•

iShares Core MSCI Total International Stock ETF which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI ACWI ex USA Investable Market Index measuring the combined performance of the large, mid and small capitalization segments of the relevant markets.

•

iShares Core MSCI EAFE ETF which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Investable Market Index measuring the combined performance of the large, mid and small capitalization segments of the relevant markets.

•

iShares Core MSCI Emerging Markets ETF which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Investable Market Index measuring the combined performance of the large, mid and small capitalization segments of the relevant markets.

(For purposes of this Agreement, each fund noted above is referred to herein as a “Fund.”)

3.	Licensee shall pay MSCI a license fee per Fund based on each Fund’s ***********. The quarterly license fee shall be calculated as ***********, ***********, as follows:

AUM of the Relevant Fund	*********** License Fee
***********	***********
***********	***********
***********	***********
***********	***********

a.	“***********”: shall mean the *********** , including without limitation the *********** (or the equivalent) and

***********. A Fund’s *********** shall be the Fund’s *********** as published by a Fund for the relevant period. Notwithstanding anything to the contrary contained herein, ***********, the licensee fee for such Fund shall equal

*********** during the relevant period.

4.

This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

5.	MSCI may terminate this Amendment with respect to an Index in the event that Licensee does not list a Fund based on such Index on an exchange within 1 year of the date of this Amendment.

6.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

LICENSEE: BlackRock Institutional Trust Company, N.A.		MSCI INC.
By	/s/ Timothy M. Meyer	By	/s/ David Dalpe
Name	Timothy M. Meyer	Name	David Dalpe
Title	Managing Director	Title	Vice President

LICENSEE: BlackRock Institutional Trust Company, N.A.
By	/s/ Jenni A. Lee
Name	Jenni A. Lee
Title	Director

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